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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               February 25, 2000
                                Date of Report
                       (Date of earliest event reported)

                                INFOSPACE, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


         0-25131                                      91-1718107
   (Commission File No.)                 (IRS Employer Identification Number)


                            15375 N.E. 90th Street
                           Redmond, Washington 98052
                   (Address of Principal Executive Offices)

                                 425-602-0600
             (Registrant's Telephone Number, Including Area Code)
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     On February 25, 2000 InfoSpace, Inc. (formerly InfoSpace.com, Inc.), a
Delaware corporation, completed its acquisition of Prio, Inc., a California corporation ("Prio"). This transaction was initially reported on a Current Report on Form 8-K dated February 25, 2000 (the "Original 8-K"). On April 24, 2000 Registrant filed a Form 8-K/A (the "Original Form 8-K/A") to the Original 8-K to amend Item 7(a) and Item 7(b). This Amendment restates Item 7(b) and Exhibits 20.2 and 23.1 to the Original Form 8-K/A in their entirety.


Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.

     The financial statements of Prio required to be filed pursuant to Item 7(a) of Form 8-K are included as Exhibit 20.1 of this Current Report on Form 8-K.

     (b)  Pro Forma Financial Information.

     The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K is included as Exhibit 20.2 of this Current Report on Form 8-K.

     (c)  Exhibits.

          2.1* Agreement and Plan of Reorganization, dated as of December 6, 1999, by and between the Registrant, Promote Acquisition Corporation (a wholly-owned subsidiary of Registrant) and Prio.

          20.1** Financial Statements of Prio, including balance sheets of Prio as of December 31, 1999 and 1998 and the statements of operations for the years ended December 31, 1999 and 1998 and for the period from July 21, 1994 (inception) to December 31, 1999, statements of shareholders' deficiency for the period from July 21, 1994 (inception) to December 31, 1999, and statements of cash flows for the years ended December 31, 1999 and 1998 and for the period from July 21, 1994 (inception) to December 31, 1999.

          20.2 Unaudited Pro Forma Combined Balance Sheet of Registrant and Prio as of December 31, 1999 and unaudited Pro Forma Combined Consolidated Statement of Operations of Registrant and Prio for the years ended December 31, 1999, 1998 and 1997.

          23.1    Consent of Deloitte & Touche LLP.
_____________
*Previously filed as an Exhibit to the Original 8-K.

**Previously filed as an Exhibit to the Original 8-K/A.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 1, 2000                     InfoSpace, Inc.

                                       By:  /s/ Tammy D. Halstead
                                          -----------------------
                                       Tammy D. Halstead
                                       Vice President, Acting Chief Financial
                                       Officer and Chief Accounting Officer

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                               INDEX TO EXHIBITS


 Exhibit
 Number     Description
 ------     -----------

  2.1* Agreement and Plan of Reorganization, dated as of December 6, 1999, by and between the Registrant, Promote Acquisition Corporation (a wholly-owned subsidiary of the Registrant) and Prio.

  20.1** Financial Statements of Prio, including balance sheets of Prio as of December 31, 1999 and 1998, the statements of operations for the years ended December 31, 1999 and 1998 and for the period from July 21, 1994 (inception) to December 31, 1999, statements of shareholders' deficiency for the period from July 21, 1994 (inception) to December 31, 1999, and statements of cash flows for the years ended December 31, 1999 and 1998 and for the period from July 21, 1994 (inception) to December 31, 1999.

  20.2 Unaudited Pro Forma Combined Balance Sheet of Registrant and Prio as of December 31, 1999 and unaudited Pro Forma Combined Consolidated Statement of Operations of Registrant and Prio for the years ended December 31, 1999, 1998 and 1997.

  23.1      Consent of Deloitte & Touche LLP.
_____________

*Previously filed with the Original 8-K.

**Previously filed with the Original 8-K/A.

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